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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                       January 9, 2001 (December 20, 2000)
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                            LIFEPOINT HOSPITALS, INC.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                   0-29818                    52-2165845
      ------------             ---------------            ------------------
     (State or Other           (Commission File           (I.R.S. Employer
     Jurisdiction of               Number)                 Identification
     Incorporation)                                          Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                   --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                   --------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                              --------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Financial statements of businesses acquired.

                                    None required

                  (b)      Pro forma financial information.

                                    None required

                  (c)      Exhibits.

                           99.1 Copy of the press release, dated December 20, 2000, relating to the signing of the Corporate Integrity Agreement.

                           99.2 Copy of the press release, dated January 5, 2001, relating to the opening of Bluegrass Community Hospital.

ITEM 9.           REGULATION FD DISCLOSURE.

                  On December 20, 2000, LifePoint Hospitals, Inc. (the "Company") signed a Corporate Integrity Agreement with the United States Department of Health and Human Services that formalizes a comprehensive program that the Company implemented when it was formed to ensure and monitor compliance of the Company and its subsidiaries with the healthcare programs sponsored by the federal government. A copy of the press release announcing the signing is attached hereto as Exhibit 99.1 and incorporated by reference.

                  Effective January 2, 2001, the Company opened Bluegrass Community Hospital, a 25-bed critical access hospital located in Versailles, Kentucky. The hospital will operate under a two-year master lease agreement with renewal options. A copy of the press release announcing the opening is attached hereto as Exhibit 99.2 and incorporated by reference.

                  On Tuesday, January 9, 2001, James M. Fleetwood, Jr., the Company's Chairman and Chief Executive Officer, will be speaking at 11:00 a.m. pacific standard time at the J.P. Morgan H & Q 19th Annual Healthcare Conference in San Francisco, California. Mr. Fleetwood's remarks will be simultaneously broadcast live over the Internet. The listen-only web-simulcast of the conference is available to the public at the website www.jpmhq.com/events. You may access the registration page for the web-simulcast through the Company's website www.lifepointhospitals.com. Listeners should go to the website well in advance of the time of Mr. Fleetwood's remarks to register for the conference and to download and install any necessary audio software. There is no charge to access the web-simulcast.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LIFEPOINT HOSPITALS, INC.


                                     By:     /s/ William F. Carpenter III
                                         --------------------------------------
                                              William F. Carpenter III
                                              Senior Vice President and
                                              General Counsel


Date:  January 9, 2001



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBITS
------            -----------------------


99.1 Copy of the press release, dated December 20, 2000, relating to the signing of the Corporate Integrity Agreement.

99.2 Copy of the press release, dated January 5, 2001, relating to the opening of Bluegrass Community Hospital.